Exhibit 99.1

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com

For immediate release:

Contacts:

Shawn Roberts TSYS Investor Relations +1.706.644.6081 shawnroberts@tsys.com

TSYS Reports First Quarter 2013 Basic Earnings per Share of $0.31;

Excluding Merger and Acquisition Costs,

Basic EPS was $0.33 up 11.5%

COLUMBUS, Ga., April 23, 2013 — TSYS (NYSE: TSS) today reported results for the first quarter with basic earnings per share (EPS), excluding expenses in connection with the pending acquisition of NetSpend Holdings, Inc. (NetSpend), of $0.33, an increase of 11.5% over 2012. Basic EPS on a GAAP basis was $0.31, an increase of 2.2% over 2012. Diluted EPS was $0.30, an increase of 1.7% over 2012. Revenues before reimbursable items for the quarter were $404.2 million, an increase of 2.3% over 2012. Total revenues were $465.0 million, an increase of 0.8% as compared to 2012. Total revenues were impacted by a decrease of $5.2 million in reimbursable items for the quarter.

“Our issuer processing business had strong same client transaction growth of 8.7% in the quarter. Excluding deconverted clients in the indirect merchant business, point-of-sale transactions increased 6.6% and sales volume in the direct merchant business was up 15.5%, including acquisitions. Also contributing to our strong results was our consolidated internal revenue growth of 3.9%, excluding the Bank of America Merchant Services de-conversion, combined with acquisitions in the acquiring space, which added 4.4% to our growth in revenues before reimbursable items,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“We recognized the financial results associated with our acquisition of ProPay, Inc. during the quarter and we look forward to benefiting from the new sales channels they provide in our merchant segment. Merger and acquisition expenses associated with the pending acquisition of NetSpend were $6.2 million in the quarter,” said Tomlinson.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, April 23. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

The financial highlights section of this release and this release contain the non-GAAP financial measures of revenues and operating results on a constant currency basis, basic EPS excluding merger and acquisition costs and revenues excluding reimbursable items, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 11 and 12 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered PaymentsSM.” By putting people at the center of every decision we make, with unmatched customer service and industry insight, TSYS is able to support financial institutions, businesses and governments in more than 80 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare and more, we make it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, is a Fortune 1000 company and was named one of the 2012 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website, for more please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding the pending NetSpend acquisition and anticipated benefits from the ProPay acquisition. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the risks described in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Current Reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces First Quarter 2013 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012	Percent Change
Total revenues	$464,996	461,162	0.8%
Cost of services	320,558	318,258	0.7
Selling, general and administrative expenses	66,054	58,073	13.7
Merger and acquisition expenses	3,481	—	na

Operating income	74,903	84,831	(11.7)
Nonoperating income (expenses)	1,018	(405)	nm
Merger and acquisition expenses - bridge loan facility	(2,743)	—	na

Income before income taxes, noncontrolling interests and equity in income of equity investments	73,178	84,426	(13.3)
Income taxes	17,846	29,556	(39.6)

Income before noncontrolling interests and equity in income of equity investments	55,332	54,870	0.8
Equity in income of equity investments	3,817	2,774	37.6

Net income	59,149	57,644	2.6
Net income attributable to noncontrolling interests	(2,121)	(1,249)	(69.8)

Net income attributable to TSYS common shareholders	$57,028	56,395	1.1%

Basic earnings per share	$0.31	0.30	2.2%

Diluted earnings per share	$0.30	0.30	1.7%

Dividends declared per share	$0.10	0.10

nm = not meaningful

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TSYS Announces First Quarter 2013 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2013	2012
Net income	$59,149	57,644
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(12,646)	2,963
Postretirement healthcare plan adjustments	155	263

Other comprehensive income (loss)	(12,491)	3,226

Comprehensive income	46,658	60,870
Comprehensive income (loss) attributable to noncontrolling interests	467	541

Comprehensive income attributable to TSYS common shareholders	$46,191	60,329

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TSYS Announces First Quarter 2013 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31, 2013		Three Months Ended March 31, 2012
	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic Earnings per share:
Net income	$57,028		56,395
Less income allocated to nonvested awards	(209)	209	(196)	196

Net income allocated to common stock for EPS calculation ( a )	$56,819	209	56,199	196

Average common shares outstanding ( b )	186,108	699	188,052	667

Average common shares and participating securities	186,807		188,719

Basic Earnings per share ( a )/( b )	$0.31	0.30	0.30	0.29

Diluted Earnings per share:
Net income	$57,028		56,395
Less income allocated to nonvested awards	(208)	208	(196)	196

Net income allocated to common stock for EPS calculation ( c )	$56,820	208	56,199	196

Average common shares outstanding	186,108	699	188,052	667
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,274		1,010

Average common and common equivalent shares outstanding ( d )	187,382	699	189,062	667

Average common and common equivalent shares and participating securities	188,095		189,729

Diluted Earnings per share ( c )/( d )	$0.30	0.30	0.30	0.29

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TSYS Announces First Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Change
	2013	2012	$	%
Revenues before reimbursable items
North America Services	$205,596	204,050	1,546	0.8%
International Services	92,593	96,491	(3,898)	(4.0)
Merchant Services	109,301	98,356	10,945	11.1
Intersegment revenues	(3,253)	(3,717)	464	12.5

Revenues before reimbursable items from external customers	$404,237	395,180	9,057	2.3%

Total revenues
North America Services	$239,789	240,599	(810)	(0.3)%
International Services	97,096	100,360	(3,264)	(3.3)
Merchant Services	132,901	125,518	7,383	5.9
Intersegment revenues	(4,790)	(5,315)	525	9.9

Revenues from external customers	$464,996	461,162	3,834	0.8%

Depreciation and amortization
North America Services	$18,083	18,453	(370)	(2.0)%
International Services	12,852	12,911	(59)	(0.5)
Merchant Services	11,153	8,786	2,367	26.9
Corporate Admin and Other	410	723	(313)	(43.3)

Total depreciation and amortization	$42,498	40,873	1,625	4.0%

Segment operating income
North America Services	$67,202	68,347	(1,145)	(1.7)%
International Services	6,626	4,113	2,513	61.1
Merchant Services	29,327	34,219	(4,892)	(14.3)
Corporate Admin and Other	(28,252)	(21,848)	(6,404)	(29.3)

Operating income	$74,903	84,831	(9,928)	(11.7)%

Other:
Reimbursable items:
North America Services	$34,193	36,549	(2,356)	(6.4)%
International Services	4,503	3,869	634	16.4
Merchant Services	23,600	27,162	(3,562)	(13.1)
Intersegment revenues	(1,537)	(1,598)	61	3.8

Reimbursable items	$60,759	65,982	(5,223)	(7.9)%

Volumes:
FTEs (full-time equivalents)
North America Services	4,214	3,886	328	8.4%
International Services	2,322	2,697	(375)	(13.9)
Merchant Services	1,581	1,213	368	30.3
Corporate Admin and Other	435	407	28	6.9

FTEs	8,552	8,203	349	4.3%

	At		Change
Total assets (in thousands)	3/31/2013	12/31/2012	$	%
North America Services	$1,769,195	1,744,877	24,318	1.4%
International Services	396,529	445,642	(49,113)	(11.0)
Merchant Services	710,928	703,725	7,203	1.0
Intersegment assets	(837,458)	(870,406)	32,948	3.8

Total assets	$2,039,194	2,023,838	15,356	0.8%

	Three Months Ended March 31,
			Change
	2013	2012	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)	422.8	361.8	61.0	16.9%
Transactions (in millions)	2,013.4	1,867.2	146.2	7.8%

International Segment:
AOF (in millions)	55.8	54.1	1.7	3.2%
Transactions (in millions)	434.2	383.0	51.2	13.4%

Merchant Segment:
Point-of-sale Transactions (in millions)	1,099.1	1,219.7	(120.6)	(9.9)%
Dollar sales volume (in millions)	$10,132.3	$8,775.1	1,357.2	15.5%

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TSYS Announces First Quarter 2013 Earnings

TSYS

Reclassification of Operating Segment Breakdown Due to Two Corporate Initiatives

(unaudited)

(in thousands)

	Three Months Ended
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Total 2012	Three Months Ended Mar 31, 2013
Depreciation and amortization
North America Services	$18,453	18,821	18,582	18,816	74,672	18,083
International Services	12,911	15,006	14,701	14,510	57,128	12,852
Merchant Services	8,786	8,667	9,290	9,509	36,252	11,153
Corporate Admin	723	719	669	446	2,557	410

Total depreciation and amortization	$40,873	43,213	43,242	43,281	170,609	42,498

Segment operating income
North America Services	$68,347	72,231	70,080	78,835	289,493	67,202
International Services	4,113	9,438	7,725	6,058	27,334	6,626
Merchant Services	34,219	32,950	34,508	30,438	132,115	29,327
Corporate Admin	(21,848)	(22,523)	(21,420)	(25,500)	(91,291)	(28,252)

Operating income	$84,831	92,096	90,893	89,831	357,651	74,903

Volumes:
FTEs (full-time equivalents)
North America Services	3,886	3,964	4,014	4,096		4,214
International Services	2,697	2,624	2,517	2,404		2,322
Merchant Services	1,213	1,242	1,427	1,481		1,581
Corporate Admin	407	415	425	425		435

FTEs	8,203	8,245	8,383	8,406		8,552

TSYS Announces First Quarter 2013 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Mar 31, 2013	Dec 31, 2012
Assets
Current assets:
Cash and cash equivalents	$223,097	247,612
Restricted cash	9,046	282
Accounts receivable, net	237,257	247,083
Deferred income tax assets	8,232	9,825
Prepaid expenses and other current assets	89,070	69,924

Total current assets	566,702	574,726
Goodwill	517,147	518,344
Property and equipment, net	252,797	260,389
Computer software, net	254,785	226,917
Contract acquisition costs, net	162,094	161,267
Other intangible assets, net	124,325	130,054
Equity investments, net	91,751	87,764
Deferred income tax assets, net	5,125	5,334
Other assets	64,468	59,043

Total assets	$2,039,194	2,023,838

Liabilities
Current liabilities:
Accounts payable	$33,143	63,370
Current portion of notes payable	24,363	27,361
Current portion of obligations under capital leases	23,007	13,263
Accrued salaries and employee benefits	16,539	26,243
Other current liabilities	123,145	100,282

Total current liabilities	220,197	230,519
Long-term debt, excluding current portion	169,229	174,859
Deferred income tax liabilities	54,103	48,074
Obligations under capital leases, excluding current portion	16,517	17,155
Other long-term liabilities	65,602	68,791

Total liabilities	525,648	539,398

Redeemable noncontrolling interest	40,589	39,505

Equity
Shareholders’ equity:
Common stock	20,280	20,247
Additional paid-in capital	139,815	141,793
Accumulated other comprehensive income (loss), net	(9,431)	1,408
Treasury stock	(283,403)	(287,301)
Retained earnings	1,587,540	1,549,063

Total shareholders’ equity	1,454,801	1,425,210

Noncontrolling interests in consolidated subsidiaries	18,156	19,725

Total equity	1,472,957	1,444,935

Total liabilities and equity	$2,039,194	2,023,838

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TSYS Announces First Quarter 2013 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$59,149	57,644
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(3,817)	(2,774)
Net loss on foreign currency translation	(45)	504
Depreciation and amortization	42,498	40,873
Amortization of debt issuance costs	2,860	47
Changes in fair value of private equity investments	(1,227)	—
Share-based compensation	4,593	3,598
Excess tax benefit from share-based payment arrangements	(536)	(510)
Provisions for bad debt expense and billing adjustments	376	(144)
Charges for transaction processing provisions	4,160	1,063
Deferred income tax expense (benefit)	9,442	6,425
(Gain) loss on disposal of equipment, net	55	(2)
Changes in operating assets and liabilities:
Restricted cash	(8,624)	—
Accounts receivable	5,745	(5,424)
Prepaid expenses, other current assets and other long-term assets	(23,623)	(7,044)
Accounts payable	(30,182)	9,825
Accrued salaries and employee benefits	(9,266)	(19,111)
Other current liabilities and other long-term liabilities	879	12,943

Net cash provided by operating activities	52,437	97,913

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(6,481)	(4,984)
Additions to licensed computer software from vendors	(29,904)	(2,593)
Additions to internally developed computer software	(5,297)	(4,435)
Cash used in acquisitions, net of cash acquired	—	(1,750)
Purchase of private equity investments	(411)	(499)
Additions to contract acquisition costs	(13,666)	(5,099)

Net cash used in investing activities	(55,759)	(19,360)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(9,784)	(6,505)
Proceeds from exercise of stock options	2,551	2,701
Excess tax benefit from share-based payment arrangements	536	510
Repurchase of common stock under plans and tax withholding	(5,501)	—
Debt issuance costs	(3,534)	—
Subsidiary dividends paid to noncontrolling shareholders	(953)	(1,087)
Dividends paid on common stock	—	(18,913)

Net cash used in financing activities	(16,685)	(23,294)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(4,508)	(641)

Net increase (decrease) in cash and cash equivalents	(24,515)	54,618
Cash and cash equivalents at beginning of period	247,612	316,337

Cash and cash equivalents at end of period	$223,097	370,955

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TSYS Announces First Quarter 2013 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	March 2013	March 2012	% Change
Consumer Credit	203.8	197.2	3.3
Retail	25.2	25.3	(0.3)

Total Consumer	229.0	222.5	2.9
Commercial	37.9	35.5	6.6
Other	13.4	9.4	42.9

Subtotal	280.3	267.4	4.8
Prepaid/Stored Value	107.3	88.5	21.3
Government Services	59.4	30.5	94.4
Commercial Card Single Use	31.6	29.5	7.3

Total AOF	478.6	415.9	15.1

Growth in Accounts on File (in millions):
	March 2012 to March 2013	March 2011 to March 2012
Beginning balance	415.9	356.7
Change in accounts on file due to:
Internal growth of existing clients	32.2	36.7
New clients	77.1	41.8
Purges/Sales	(44.9)	(18.5)
Deconversions	(1.7)	(0.8)

Ending balance	478.6	415.9

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TSYS Announces First Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2013 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 1.7% as compared to a reported GAAP increase of 0.8%.

The schedule below also provides a reconciliation of basic EPS excluding merger and acquisition costs to basic EPS. On a year-to-date basis, TSYS’ basic EPS excluding merger and acqusiition costs grew 11.5% as compared to a reported GAAP increase of 2.2%.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces First Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Percent
	2013	2012	Change
Consolidated
Constant currency (1)	$469,016	461,162	1.7%
Foreign currency (2)	(4,020)	—

Total revenues	$464,996	461,162	0.8%

Constant currency (1)	$74,961	84,831	(11.6)%
Foreign currency (2)	(58)	—

Operating income	$74,903	84,831	(11.7)%

International Services
Constant currency (1)	$101,185	100,360	0.8%
Foreign currency (2)	(4,089)	—

Total revenues	$97,096	100,360	(3.3)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Basic EPS Excluding Merger and Acquisition Costs

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2013	2012	Percent Change
Net income attributable to TSYS common shareholders (a)	$57,028	56,395	1.1
Add: Merger and acquisition expenses, net of taxes*	5,222	—

Net income before merger and acquisition expense (c)	$62,250	56,395	10.4

Average common shares outstanding (b)	186,807	188,719

Basic Earnings per share ( a )/( b )	$0.31	0.30	2.2

Basic Earnings per share excluding merger and acquisition expenses ( c )/( b )	$0.33	0.30	11.5

* - Certain merger and acquisition costs are nondeductible for income tax purposes

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